UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

Nuveen Diversified Commodity Fund

(Exact name of registrant as specified in its charter)

Delaware	001-34879	27-2048014
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 827-5920

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 11, 2013, Randy Migdal, Managing Director of Gresham Investment Management LLC (“Gresham LLC”) and Head Trader for Gresham LLC’s Near Term Active division (“Gresham NTA”), which serves as the commodity subadvisor for Nuveen Diversified Commodity Fund (the “Fund”), and Susan Wager, Managing Director of Gresham LLC and Senior Trader for Gresham NTA, assumed sole portfolio management responsibilities for the Fund. Jonathan Spencer, President and Chief Investment Officer of Gresham LLC, and Douglas Hepworth, Director of Research of Gresham LLC, no longer serve as portfolio managers for the Fund. The Fund’s investment objective and strategies remain unchanged.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN DIVERSIFIED COMMODITY FUND

By: Nuveen Commodities Asset Management, LLC, its Manager

Date: February 14, 2013

/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer